EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vision-Sciences, Inc. (the Company) for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the report), the undersigned, Cynthia Ansari, Chief Executive Officer of the Company, and Keith J. C. Darragh, VP, Finance and Principal Financial and Accounting Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 29, 2013	/s/ Cynthia Ansari

Cynthia Ansari
President and Chief Executive Officer

Dated: January 29, 2013	/s/ Keith J. C. Darragh

Keith J. C. Darragh
VP, Finance and Principal Financial and Accounting Officer